Exhibit 99.1

Report of Independent Accountants

on Applying Agreed-Upon Procedures

LEDN 2026 -1

Ledn SPV Depositor LLC	February 4, 2026

Re:	Ledn Issuer Trust 2026-1 (the “Issuer”)

(1) Type of assets that were reviewed.

Cherry Bekaert Advisory, LLC (“Cherry Bekaert”), a third-party due diligence provider, performed the review described below on behalf of Ledn SPV Depositor LLC (“Ledn”). In connection with the securitization identified as (“LEDN 2026-1”) (the “Securitization”), the reviews included due diligence review on Consumer Loan Agreements (CLA), which was conducted on February 3, 2026 on CLAs originated between February 4, 2025 and December 31, 2025.

(2) Sample size of the assets reviewed.

The due diligence review consisted of around 4% random sample population of 200 CLAs out of 5411, with an aggregate CLA outstanding ending balance of $6,615,569.

(3) Determination of the sample size and computation.

The sample population was determined and provided by Ledn (as identified by Item 2).

(4) Quality or integrity of information or data about the assets: review and methodology.

Cherry Bekaert compared data fields on the bid tape provided by the Client to the data found in the actual CLA file as captured by Cherry Bekaert. This comparison, when data was available, included the following 5 data fields:

Field Table
LOAN_ID
LOAN_TERM
LOAN_INTEREST_RATE
LOAN_REQUESTED_AMOUNT
LOAN_ADMINISTRATION_FEE

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Cherry Bekaert compared data fields on the loan tape provided by the Client to the data found in the actual CLA file as captured by Cherry Bekaert on the CLA diligence sample. Cherry Bekaert provided Client Data Discrepancy Report which show the differences between the tape data and the data captured by Cherry Bekaert during the diligence process.

Of the 200 CLAs reviewed, 1 unique CLA (by count) had a total of 2 different tape discrepancies across 2 data fields (1 CLA has had more than one). A blank or zero value on the data tape when an actual value was captured by Cherry Bekaert was not treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
LOAN_TERM	0	200	0%
LOAN_INTEREST_RATE	0	200	0%
LOAN_REQUESTED_AMOUNT	1	200	0.5%
LOAN_ADMINISTRATION_FEE	1	200	0.5%